[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)







                    MFS(R) STRATEGIC
                    GROWTH FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
MFS' Year 2000 Readiness Disclosure ....................................... 28
Trustees and Officers ..................................................... 29



       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.




--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 43.44%, Class B shares 43.03%, Class C shares 42.97%, and Class I shares 43.82%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. The average growth fund returned 29.91% for the period as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. ON FEBRUARY 24, 1999, YOU BECAME PORTFOLIO MANAGERS OF THE FUND. DO YOU ANTICIPATE CHANGES IN THE WAY THE FUND IS MANAGED OR IN PORTFOLIO HOLDINGS?

A. Any changes are likely to be evolutionary. Our investment styles are compatible with the Fund's aggressive growth objective, and we follow the same principles as the previous manager. So shareholders can expect a strong degree of consistency in the way the Fund is managed and in the types of stocks we select. Of the more than 100 stocks in the portfolio, every single one is covered by one of our research analysts and has been top rated by MFS. Our analysts are experts on these companies and have been closely involved in the portfolio's ownership of them. This speaks to the strength and depth of MFS(R) Original Research(SM), the process by which we select stocks based on firsthand analysis of the myriad factors that can affect a company's financial performance. We rely on our deep pool of talented analysts to achieve consistency and stability.

Q. WHAT DO YOU LOOK FOR IN A STOCK?

A. We invest in what we view as well-run businesses with strong cash flows that are poised for growth. We also search for companies with leading positions in growing industries. These companies generally have value-added products or services that can result in potentially high profit margins, such as protection from competitors. Strong management is also important because management teams must have, and be able to successfully execute, their vision. Finally, we look for catalysts that may accelerate earnings growth. The introduction of new or enhanced products that can boost a company's earnings stream, domestic or global market expansion, and acquisitions that enhance market position, revenue, or cost savings are examples of catalysts.

Q. IN WHAT SECTORS ARE YOU FINDING THE MOST ATTRACTIVE INVESTMENTS AND WHY?

A. Our top sectors are technology, financial services, and retailing. We remain very positive about the long-term global importance of technology in boosting productivity. We favor technology companies with products that are differentiated by their intellectual capital, which we believe determines a company's ability to succeed consistently over a long period. We are focusing here on select, well-established companies that we feel will lead the industry in the future. In financial services, we particularly like well-known investment banking and brokerage stocks. Top franchises in the industry may be able to leverage strong demand for investment banking, investment management, and initial public stock-offering services driven by the health of the economy and the stock market. In retailing, we're investing in leading chain stores that have been able to exploit strong consumer confidence. At the same time, we're looking for retail companies that are acquiring and consolidating competitors. Consolidation often enables companies to reduce costs, boost revenues, limit competition, and reach new markets.

Q. WHAT ARE SOME OF THE MORE INTERESTING STORIES BEHIND STOCKS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Microsoft has been one of the best stories in our portfolio in addition to being one of our oldest holdings. The company is a dominating presence in the worldwide software market, and it routinely reinvests in its business to maintain its leadership position. Microsoft has reported staggering financial returns over the past several quarters: more than 20% revenue growth, greater than 40% operating margins, billions in cash, and no debt. Compuware has been another positive investment. The company provides products and services to help customers manage corporate data. This is a critical area because the growing use of technology means that corporations must effectively manage enormous amounts of data. In retailing, our best story has come from Wal-Mart. The company has boosted revenue and earnings through international expansion. At the same time, sales figures for existing stores and gross profit margins have been increasing.

Q. WHAT ABOUT SOME STOCKS THAT DISAPPOINTED DURING THE PERIOD?

A. Even with the Fund's strong performance, it is rare for a period to pass without a disappointment or two. The major disappointment during this period came from Franklin Resources, a mutual fund company. The stock suffered because Franklin's funds, which are largely focused on fixed-income and international investments, underperformed during the period. This impacted their assets under management and, subsequently, their earnings. We reversed our position in the company, and are closely monitoring Franklin's situation.

Q. IN YOUR OPINION, WHAT ARE SOME OF THE CRITICAL FACTORS THAT WILL IMPACT GROWTH STOCK INVESTING AND THE FUND IN THE FIRST HALF OF 1999?

A. We think the single biggest factor will be the market's high valuations. When highly valued companies disappoint Wall Street for any reason, their share prices are punished badly. Though the Fund invests in fast-growing companies that generally command higher valuations than slow-growing companies, we must be convinced by research that our holdings can support their valuations with continued strong earnings. We believe that our research-intensive approach will continue to help us find companies poised for growth and will assist us in assembling a diverse portfolio that can respond well under a variety of economic conditions.

/s/ S. Irfan Ali                       /s/ Stephen Pesek
    S. Irfan Ali                           Stephen Pesek
    Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   S. IRFAN ALI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MFS(R) STRATEGIC GROWTH FUND AND MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND. HE JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, AND PORTFOLIO MANAGER IN 1997. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   STEPHEN PESEK IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND, MFS(R) STRATEGIC GROWTH FUND, AND MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST
   (SM)). MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED
   BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R)
   ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF
   SELECTING SECURITIES.
--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  APRIL 11, 1997
                               CLASS C  APRIL 11, 1997
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $977.3 MILLION NET ASSETS AS OF FEBRUARY 28, 1999


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH

FEBRUARY 28, 1999

CLASS A
                             6 Months      1 Year       3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +43.44%     +30.21%      +173.46%        +217.52%
--------------------------------------------------------------------------------
Average Annual Total Return     --        +30.21%      + 39.84%        + 44.16%
--------------------------------------------------------------------------------
SEC Results                     --        +22.72%      + 37.11%        + 41.48%
--------------------------------------------------------------------------------

CLASS B
                             6 Months      1 Year       3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +43.03%     +29.27%      +169.72%        +213.23%
--------------------------------------------------------------------------------
Average Annual Total Return     --        +29.27%      + 39.20%        + 43.54%
--------------------------------------------------------------------------------
SEC Results                     --        +25.27%      + 38.69%        + 43.10%
--------------------------------------------------------------------------------

CLASS C
                             6 Months      1 Year       3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +42.97%     +29.31%      +170.19%        +213.71%
--------------------------------------------------------------------------------
Average Annual Total Return     --        +29.31%      + 39.28%        + 43.61%
--------------------------------------------------------------------------------
SEC Results                     --        +28.31%      + 39.28%        + 43.61%
--------------------------------------------------------------------------------

CLASS I
                             6 Months      1 Year       3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return       +43.82%     +30.66%      +175.17%        +219.48%
--------------------------------------------------------------------------------
Average Annual Total Return     --        +30.66%      + 40.13%        + 44.44%
--------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule
12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                    28.8%
FINANCIAL SERVICES                            16.5%
RETAILING                                     15.0%
LEISURE                                       13.7%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES       6.4%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  8.2%                     CVS CORP.  3.6%
Computer software and systems company     Drug store chain

ORACLE CORP.  5.0%                        ASSOCIATES FIRST CAPITAL CORP.  3.6%
Database software developer and           Diversified financial services
manufacturer                              company

BMC SOFTWARE, INC.  4.0%                  MEDIAONE GROUP, INC.  3.6%
Computer software company                 Broadcasting and cable TV company

WAL-MART STORES, INC.  3.9%               MORGAN STANLEY DEAN WITTER & CO.  3.2%
Discount retail store chain               Investment services company

TYCO INTERNATIONAL LTD.  3.8%             COMPUTER ASSOCIATES INTERNATIONAL,
Security systems, packaging, and            INC. 2.1%
electronic equipment conglomerate         Computer software company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

STOCKS - 95.3%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.4%
  Advertising - 0.1%
    Young & Rubicam, Inc.*                                               23,300             $    879,575
--------------------------------------------------------------------------------------------------------
  Aerospace - 3.4%
    Gulfstream Aerospace Corp.*                                         318,600             $ 14,257,350
    United Technologies Corp.                                           152,864               18,936,028
                                                                                            ------------
                                                                                            $ 33,193,378
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.8%
    Amsouth Bancorp                                                     275,000             $ 12,925,000
    Bankers Trust Corp.                                                  96,200                8,369,400
    Fleet Financial Group, Inc.                                          55,858                2,398,403
    Mellon Bank Corp.                                                    30,400                2,055,800
    State Street Corp.                                                   63,543                4,872,954
    US Bancorp                                                           36,200                1,169,712
    Wells Fargo Co.                                                     145,651                5,352,674
                                                                                            ------------
                                                                                            $ 37,143,943
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*                            285,726             $ 13,214,828
    Sun Microsystems, Inc.*                                              52,673                5,125,741
                                                                                            ------------
                                                                                            $ 18,340,569
--------------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    Ceridian Corp.*                                                      27,381             $  1,961,164
    Computer Sciences Corp.                                              30,000                1,998,750
    DST Systems, Inc.*                                                  165,462                8,976,313
    First Data Corp.                                                     76,600                2,929,950
    Fiserv, Inc.*                                                        36,969                1,737,543
    Modis Professional Services, Inc.*                                   44,810                  613,337
                                                                                            ------------
                                                                                            $ 18,217,057
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 8.1%
    America Online, Inc.*                                                 1,600             $    142,300
    Autodesk, Inc.                                                       62,700                2,515,837
    Microsoft Corp.*                                                    509,800               76,533,725
                                                                                            ------------
                                                                                            $ 79,191,862
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                                           19,700             $  2,016,788
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.3%
    BMC Software, Inc.*                                                 920,562             $ 37,627,972
    Cadence Design Systems, Inc.*                                       353,840                8,514,275
    Computer Associates International, Inc.                             470,000               19,740,000
    Compuware Corp.*                                                    197,726               11,060,298
    Network Associates, Inc.*                                            52,700                2,476,900
    Oracle Corp.*                                                       836,567               46,743,181
    SunGard Data Systems, Inc.*                                          90,300                3,578,137
                                                                                            ------------
                                                                                            $129,740,763
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.3%
    Clorox Co.                                                           20,550             $  2,431,322
    Dial Corp.                                                           57,891                1,689,694
    Galileo International, Inc.                                          37,200                1,878,600
    Service Corp. International                                          36,900                  567,337
    Tyco International Ltd.                                             472,602               35,179,311
                                                                                            ------------
                                                                                            $ 41,746,264
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Emerson Electric Co.                                                 34,900             $  2,004,569
--------------------------------------------------------------------------------------------------------
  Electronics - 2.0%
    Altera Corp.*                                                        64,385             $  3,130,721
    AMP, Inc.                                                            92,248                4,906,440
    Intel Corp.                                                          95,485               11,452,232
                                                                                            ------------
                                                                                            $ 19,489,393
--------------------------------------------------------------------------------------------------------
  Entertainment - 10.1%
    CBS Corp.*                                                          355,388             $ 13,104,932
    Citadel Communications Corp.*                                        58,500                1,330,875
    Cox Radio, Inc., "A"*                                                24,697                1,089,755
    Disney (Walt) Co.                                                     7,500                  263,906
    Entercom Communications Corp.*                                        2,900                   90,988
    Fox Entertainment Group, Inc.*                                       14,900                  387,400
    Gemstar International Group Ltd.*                                    10,900                  697,600
    Harrah's Entertainment, Inc.*                                       269,105                4,490,690
    Jacor Communications, Inc.*                                         278,808               19,446,858
    MediaOne Group, Inc.*                                               616,900               33,621,050
    Mirage Resorts, Inc.*                                               230,972                4,503,954
    Time Warner, Inc.                                                   255,872               16,503,744
    Univision Communications, Inc., "A"*                                 80,630                3,285,673
                                                                                            ------------
                                                                                            $ 98,817,425
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 10.9%
    American Express Co.                                                 72,232             $  7,837,172
    Associates First Capital Corp., "A"                                 828,952               33,676,175
    CIT Group, Inc., "A"                                                 12,435                  366,833
    Federal Home Loan Mortgage Corp.                                     93,400                5,498,925
    Federal National Mortgage Assn                                      183,524               12,846,680
    Federated Investors, Inc., "A"                                       51,400                  986,238
    Franklin Resources, Inc.                                            142,811                4,543,175
    Merrill Lynch & Co., Inc.                                           138,334               10,617,134
    Morgan Stanley Dean Witter & Co.                                    330,475               29,907,987
                                                                                            ------------
                                                                                            $106,280,319
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Anheuser-Busch Cos., Inc.                                            70,700             $  5,421,806
--------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    Allstate Corp.                                                      120,000             $  4,500,000
    American International Group, Inc.                                    8,075                  920,045
    Hartford Financial Services Group, Inc.                              22,200                1,200,188
    Lincoln National Corp.                                               36,690                3,474,084
                                                                                            ------------
                                                                                            $ 10,094,317
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                                            29,700             $  2,041,875
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.2%
    Abbott Laboratories, Inc.                                            38,000             $  1,764,625
    American Home Products Corp.                                         79,468                4,728,346
    Boston Scientific Corp.*                                             22,200                  588,300
    Bristol-Myers Squibb Co.                                             39,836                5,016,846
    Pfizer, Inc.                                                         41,700                5,501,794
    Schering Plough Corp.                                               216,110               12,088,653
    Warner-Lambert Co.                                                   25,500                1,761,094
                                                                                            ------------
                                                                                            $ 31,449,658
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Health Management Associates, Inc., "A"*                            317,686             $  4,110,063
    HealthSouth Corp.*                                                  600,859                6,984,986
    Lincare Holdings, Inc.*                                               9,600                  342,000
    United Healthcare Corp.                                             185,047                9,125,130
                                                                                            ------------
                                                                                            $ 20,562,179
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Exxon Corp.                                                          42,774             $  2,847,144
    Mobil Corp.                                                          18,600                1,547,288
                                                                                            ------------
                                                                                            $  4,394,432
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                                    77,433             $  4,916,996
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.2%
    Cendant Corp.*                                                      206,066             $  3,412,968
    Marriott International, Inc., "A"                                    30,000                1,080,000
    McDonald's Corp.                                                     36,923                3,138,455
    Promus Hotel Corp.*                                                 384,221               13,519,777
                                                                                            ------------
                                                                                            $ 21,151,200
--------------------------------------------------------------------------------------------------------
  Stores - 10.9%
    CVS Corp.                                                           640,896             $ 33,967,488
    Home Depot, Inc.                                                    107,648                6,425,240
    Office Depot, Inc.*                                                 259,454                9,259,265
    Rite Aid Corp.                                                      459,862               19,026,790
    TJX Cos., Inc.                                                       63,500                1,813,719
    Wal-Mart Stores, Inc.                                               423,276               36,560,464
                                                                                            ------------
                                                                                            $107,052,966
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                                           5,300             $    342,844
    Meyer (Fred), Inc.*                                                 256,864               16,503,512
    Safeway, Inc.*                                                      290,400               16,770,600
                                                                                            ------------
                                                                                            $ 33,616,956
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.7%
    3Com Corp.*                                                         164,400             $  5,168,325
    AirTouch Communications, Inc.*                                      208,468               18,983,617
    Alltel Corp.                                                         25,300                1,514,837
    Cellular Communications International, Inc.*                          6,600                  518,513
    Century Telephone Enterprises, Inc.                                  44,800                2,766,400
    Cisco Systems, Inc.*                                                100,912                9,870,455
    Lucent Technologies, Inc.                                            73,147                7,428,992
    MCI WorldCom, Inc.*                                                 214,524               17,698,230
    NTL, Inc.*                                                           86,000                6,681,125
    Sprint Corp. (PCS Group)*                                            63,300                2,025,600
    Tellabs, Inc.*                                                       29,100                2,329,819
                                                                                            ------------
                                                                                            $ 74,985,913
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $902,750,203
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.9%
  Germany - 0.8%
    Mannesmann AG (Conglomerate)                                         58,500             $  7,886,461
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Equant N.V., (Computer Software - Services)*                         18,700             $  1,346,400
    United Pan-Europe Communications
      (Telecommunications)*                                               1,800                   67,362
                                                                                            ------------
                                                                                            $  1,413,762
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Nestle S.A. (Food and Beverage Products)                                400             $    756,465
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    BP Amoco PLC, ADR (Oils)                                            223,151             $ 18,967,835
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 29,024,523
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $802,088,229)                                                $931,774,726
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##
      (Identified Cost $819,454)                                     $      730             $    799,350
--------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.3%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp. 1.85%                                         47,600             $    952,000
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Reliant Energy, Inc., 7.00%                                          21,100             $  2,310,450
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $2,616,462)                            $  3,262,450
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 6.2%
--------------------------------------------------------------------------------------------------------
                                                                      SHARES OR
                                                               PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------
    CIT Group Holdings, Inc., due 3/01/99                           $ 8,600,000             $  8,600,000
    Federal Home Loan Mortgage Corp., due 3/02/99 - 3/05/99           8,296,245                8,296,245
    Federal National Mortgage Assn., due 3/01/99                      1,400,000                1,400,000
    Navigator Securities Lending Prime Portfolio                     41,822,419               41,822,419
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 60,118,664
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $865,642,809)                                           $995,955,190
Other Assets, Less Liabilities - (1.9)%                                                      (18,691,229)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $977,263,961
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $865,642,809)         $  995,955,190
  Cash                                                                 830,778
  Foreign currency, at value (identified cost, $82)                         79
  Receivable for Fund shares sold                                   15,078,870
  Receivable for investments sold                                   13,814,194
  Dividends and interest receivable                                    314,262
  Deferred organization expenses                                           801
  Other assets                                                           4,129
                                                                --------------
      Total assets                                              $1,025,998,303
                                                                --------------
Liabilities:
  Payable for Fund shares reacquired                            $    2,532,560
  Payable for investments purchased                                  3,663,722
  Collateral for securities loaned, at value                        41,822,419
  Payable to affiliates -
    Management fee                                                      60,140
    Shareholder servicing agent fee                                      9,021
    Distribution and service fee                                       520,474
    Administrative fee                                                   1,203
  Accrued expenses and other liabilities                               124,803
                                                                --------------
      Total liabilities                                         $   48,734,342
                                                                --------------
Net assets                                                      $  977,263,961
                                                                ==============

Net assets consist of:
  Paid-in capital                                               $  811,925,092
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                130,312,449
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   38,525,718
  Accumulated net investment loss                                   (3,499,298)
                                                                --------------
      Total                                                     $  977,263,961
                                                                ==============
Shares of beneficial interest outstanding                        37,579,708
                                                                 ==========

Class A shares:
  Net asset value per share
    (net assets of $362,673,135 / 13,852,848 shares of
      beneficial interest outstanding)                             $26.18
                                                                   ======
  Offering price per share (100 / 94.25)                           $27.78
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $454,079,374 / 17,550,362 shares of
      beneficial interest outstanding)                             $25.87
                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $132,407,173 / 5,107,929 shares of
      beneficial interest outstanding)                             $25.92
                                                                   ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $28,104,279 / 1,068,569 shares of
      beneficial interest outstanding)                             $26.30
                                                                   ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  1,402,417
    Interest                                                         1,125,243
    Foreign taxes withheld                                             (11,507)
                                                                  ------------
      Total investment income                                     $  2,516,153
                                                                  ------------
  Expenses -
    Management fee                                                $  2,498,835
    Trustees' compensation                                              19,098
    Shareholder servicing agent fee                                    374,825
    Distribution and service fee (Class A)                             437,474
    Distribution and service fee (Class B)                           1,542,412
    Distribution and service fee (Class C)                             420,475
    Administrative fee                                                  33,795
    Custodian fee                                                      117,244
    Printing                                                            73,826
    Postage                                                             83,420
    Auditing fees                                                       19,952
    Legal fees                                                           1,605
    Amortization of organization expenses                                  215
    Miscellaneous                                                      387,996
                                                                  ------------
      Total expenses                                              $  6,011,172
    Fees paid indirectly                                               (19,031)
                                                                  ------------
      Net expenses                                                $  5,992,141
                                                                  ------------
        Net investment loss                                       $ (3,475,988)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $ 41,356,246
    Foreign currency transactions                                       21,989
                                                                  ------------
      Net realized gain on investments and foreign currency
        transactions                                              $ 41,378,235
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $173,240,108
    Translation of assets and liabilities in foreign currencies        (16,688)
                                                                  ------------
      Net unrealized gain on investments and foreign currency
        translation                                               $173,223,420
                                                                  ------------
        Net realized and unrealized gain on investments and
           foreign currency transactions                          $214,601,655
                                                                  ------------
          Increase in net assets from operations                  $211,125,667
                                                                  ============

See notes to financial statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                           FEBRUARY 28, 1999            AUGUST 31, 1998
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                          $  (3,475,988)             $  (2,562,560)
  Net realized gain on investments and foreign currency
    transactions                                                  41,378,235                 18,965,380
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         173,223,420                (49,616,495)
                                                              --------------              -------------
      Increase (decrease) in net assets from operations       $  211,125,667              $ (33,213,675)
                                                              --------------              -------------
Distributions declared to shareholders -
  From net realized gain on investments (Class A)              $  (7,422,891)             $    (507,750)
  From net realized gain on investments (Class B)                 (8,619,831)                  (480,547)
  From net realized gain on investments (Class C)                 (2,303,504)                  (144,468)
  From net realized gain on investments (Class I)                   (774,501)                  (153,532)
                                                              --------------              -------------
      Total distributions declared to shareholders            $  (19,120,727)             $  (1,286,297)
                                                              --------------              -------------
Net increase in net assets from Fund share transactions       $  349,199,695              $ 413,615,724
                                                              --------------              -------------
      Total increase in net assets                            $  541,204,635              $ 379,115,752
Net assets:
  At beginning of period                                         436,059,326                 56,943,574
                                                              --------------              -------------

  At end of period (including accumulated net investment
    loss of $3,499,298, and $23,310, respectively)            $  977,263,961              $ 436,059,326
                                                              ==============              =============

See notes to financial statements


Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS                        YEAR ENDED                       PERIOD
                                                    ENDED                        AUGUST 31,                        ENDED
                                             FEBRUARY 28,           ------------------------------------      AUGUST 31,
                                                     1999                 1998                 1997                1996*
                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $18.79               $16.79               $12.26               $10.00
                                                   ------               ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                  $(0.08)              $(0.14)              $(0.11)              $ 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      8.19                 2.32+                6.67                 2.24
                                                   ------               ------               ------               ------
    Total from investment operations               $ 8.11               $ 2.18               $ 6.56               $ 2.26
                                                   ------               ------               ------               ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                    $(0.72)              $(0.18)              $(2.03)              $ --
                                                   ------               ------               ------               ------
Net asset value - end of period                    $26.18               $18.79               $16.79               $12.26
                                                   ======               ======               ======               ======
Total return(+)                                    43.44%++             13.07%               59.54%               22.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.44%+               1.36%                1.29%                0.44%+
  Net investment income (loss)                    (0.68)%+             (0.66)%              (0.82)%                0.23%+
Portfolio turnover                                    47%                  56%                  82%                 104%
Net assets at end of period (000 omitted)        $362,673             $168,536              $21,699              $10,145

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduced the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
  + The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Through August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.50% of average daily net assets. The investment adviser and the distributor voluntarily waived a portion of their fees respectively, for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place the net investment loss per share and the ratios would have been:

      Net investment loss                        $    --                $(0.15)              $(0.15)              $(0.05)
      Ratios (to average net assets):
        Expenses##                                    --                 1.43%                1.59%                1.84%+
        Net investment loss                           --               (0.72)%              (1.12)%              (0.66)%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998               1997**
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $18.59               $16.75               $12.53
                                                              ------               ------               ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.15)              $(0.28)              $(0.09)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                8.10                 2.30+                4.31
                                                              ------               ------               ------
    Total from investment operations                          $ 7.95               $ 2.02               $ 4.22
                                                              ------               ------               ------
Less distributions declared to shareholders from net                                                    $
  realized gain on investments and foreign currency
  transactions                                                $(0.67)              $(0.18)                --
                                                              ------               ------               ------
Net asset value - end of period                               $25.87               $18.59               $16.75
                                                              ======               ======               ======
Total return                                                  43.03%++             12.12%               33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   2.10%+               2.08%                2.02%+
  Net investment loss                                        (1.33)%+             (1.36)%              (1.46)%+
Portfolio turnover                                               47%                  56%                  82%
Net assets at end of period (000 omitted)                   $454,079             $196,519              $15,735

 ** For the period from the inception of Class B, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
  + The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Through August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                     $ --                 $ --                 $(0.12)
      Ratios (to average net assets):
        Expenses##                                              --                   --                  2.51%+
        Net investment loss                                     --                   --                (1.95)%+

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998              1997***
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $18.63               $16.77               $12.53
                                                              ------               ------               ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.15)              $(0.28)              $(0.09)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                8.11                 2.31+                4.33
                                                              ------               ------               ------
    Total from investment operations                          $ 7.96               $ 2.03               $ 4.24
                                                              ------               ------               ------
Less distributions declared to shareholders from net
realized gain on investments and foreign currency
transactions                                                  $(0.67)              $(0.17)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $25.92               $18.63               $16.77
                                                              ======               ======               ======
Total return                                                  42.97%++             12.20%               33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   2.10%+               2.08%                2.04%+
  Net investment loss                                        (1.34)%+             (1.37)%              (1.48)%+
Portfolio turnover                                               47%                  56%                  82%
Net assets at end of period (000 omitted)                   $132,407              $52,668               $6,048

*** For the period from the inception of Class C, April 11, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
  + The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Through August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                     $ --                 $ --                 $(0.13)
      Ratios (to average net assets):
        Expenses##                                              --                   --                  2.56%+
        Net investment loss                                     --                   --                (1.99)%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998             1997****
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $18.85               $16.80               $12.08
                                                              ------               ------               ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.04)              $(0.08)              $(0.04)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                8.24                 2.31+                4.76
                                                              ------               ------               ------
    Total from investment operations                          $ 8.20               $ 2.23               $ 4.72
                                                              ------               ------               ------
Less distributions declared to shareholders from net
realized gain on investments and foreign currency
transactions                                                  $(0.75)              $(0.18)              $ --
                                                              ------               ------               ------
Net asset value - end of period                               $26.30               $18.85               $16.80
                                                              ======               ======               ======
Total return                                                  43.82%++             13.32%               39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.07%+               1.08%                0.94%+
  Net investment loss                                        (0.31)%+             (0.37)%              (0.40)%+
Portfolio turnover                                               47%                  56%                  82%
Net assets at end of period (000 omitted)                    $28,104              $18,335              $13,462

**** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
   + The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 (S) Through August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.50%
     of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss                                    $ --                 $ --                 $(0.06)
       Ratios (to average net assets):
         Expenses##                                             --                   --                  1.14%+
         Net investment loss                                    --                   --                (0.60)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,534, for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $444,104, for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,089, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $770, and $198, for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $3,318, $282,338, and $22,987 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $586,749,445 and $299,160,435, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $865,642,809
                                                                 ------------
Gross unrealized appreciation                                    $156,269,503
Gross unrealized depreciation                                     (25,957,122)
                                                                 ------------
    Net unrealized appreciation                                  $130,312,381
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED FEBRUARY 28, 1999           YEAR ENDED AUGUST 31, 1998
                                   ----------------------------------        -----------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              8,228,957       $198,193,042        10,667,794       $224,279,952
Shares issued to shareholders in
  reinvestment of distributions            281,892          6,711,856            26,387            457,569
Shares reacquired                       (3,629,193)       (83,391,211)       (3,015,275)       (65,422,263)
                                       -----------       ------------        ----------       ------------
    Net increase                         4,881,656       $121,513,687         7,678,906       $159,315,258
                                       ===========       ============        ==========       ============

Class B Shares
                                   SIX MONTHS ENDED FEBRUARY 28, 1999           YEAR ENDED AUGUST 31, 1998
                                   ----------------------------------        -----------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              8,507,450       $204,658,370        11,268,558       $234,302,856
Shares issued to shareholders in
  reinvestment of distributions            324,042          7,637,907            25,134            433,643
Shares reacquired                       (1,851,671)       (43,161,393)       (1,662,490)       (35,110,261)
                                       -----------       ------------        ----------       ------------
    Net increase                         6,979,821       $169,134,884         9,631,202       $199,626,238
                                       ===========       ============        ==========       ============

Class C Shares
                                   SIX MONTHS ENDED FEBRUARY 28, 1999           YEAR ENDED AUGUST 31, 1998
                                   ----------------------------------        -----------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              3,151,556       $ 76,356,069         2,790,666       $ 57,991,612
Shares issued to shareholders in
  reinvestment of distributions             79,453          1,875,872             7,901            136,530
Shares reacquired                         (950,879)       (21,953,197)         (331,348)        (6,905,904)
                                       -----------       ------------        ----------       ------------
    Net increase                         2,280,130       $ 56,278,744         2,467,219       $ 51,222,238
                                       ===========       ============        ==========       ============

Class I Shares
                                   SIX MONTHS ENDED FEBRUARY 28, 1999           YEAR ENDED AUGUST 31, 1998
                                   ----------------------------------        -----------------------------
                                            SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                196,204       $  4,761,930           277,623       $  5,707,697
Shares issued to shareholders in
  reinvestment of distributions             32,260            771,016             8,787            152,637
Shares reacquired                         (132,604)        (3,260,566)         (114,869)        (2,408,344)
                                       -----------       ------------        ----------       ------------
    Net increase                            95,860       $  2,272,380           171,541       $  3,451,990
                                       ===========       ============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $2,461.

(7) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street Bank provides the Fund with indemnification against borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $40,468,736. These loans were collateralized by cash of $41,822,419. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street Bank in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                              SECRETARY
Richard B. Bailey* - Private Investor; Former         Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                            ASSISTANT SECRETARY
                                                      James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                      CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,    State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                       INVESTOR INFORMATION
                                                      For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief            call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.; Chairman,     a touch-tone telephone.
Colonial Insurance Company, Ltd.
                                                      For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                    financial adviser or, for an information kit, call
                                                      toll free: 1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,        9 a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial         anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                         INVESTOR SERVICE
                                                      MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                   P.O. Box 2281
Vice President, Director, and Secretary,              Boston, MA 02107-9906
MFS Investment Management
                                                      For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                  1-800-225-2606 any business day from
Executive Officer, and Director,                      8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired, call
J. Dale Sherratt - President, Insight Resources,      toll free: 1-800-637-6576 any business day from
Inc. (acquisition planning specialists)               9 a.m. to 5 p.m. Eastern time. (To use this service,
                                                      your phone must be equipped with a
Ward Smith - Former Chairman (until 1994), NACCO      Telecommunications Device for the Deaf.) For share
Industries (holding company)                          prices, account balances, and exchanges, call toll
                                                      free: 1-800-MFS-TALK (1-800-637-8255) anytime from
INVESTMENT ADVISER                                    a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                   WORLD WIDE WEB
Boston, MA 02116-3741                                 www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
S. Irfan Ali*
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) STRATEGIC GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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